Exhibit 10.17

CONFIDENTIAL PATENT LICENSE, SETTLEMENT AND RELEASE AGREEMENT
THIS CONFIDENTIAL PATENT LICENSE, SETTLEMENT AND RELEASE AGREEMENT (“Agreement”) is made and effective as of December 29, 2015 (the “Effective Date”), is entered into by and between FINJAN, INC., a corporation organized and existing under the laws of Delaware, signing on its own behalf and on behalf of its Affiliates, and [***], a company organized and existing under the laws of Delaware, signing on behalf of itself and its Affiliates. In consideration of the licenses, terms, conditions and recitals set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties (as defined below) agree as follows:
A.The parties have had discussions regarding the enforceability, validity and infringement of certain Finjan Patents.
B.To avoid the time and expense of litigation, and without any admission of liability or fault, Finjan and [***] wish to resolve and settle all current and potential future claims between them, known and unknown, and enter into this Agreement, on the terms and conditions set forth below.
TERMS AND CONDITIONS

1.	DEFINITIONS
1.1    “Affiliates” shall mean any past, present, or future subsidiary, parent, sister company, or other corporation, firm, business, partnership, joint venture, or entity that Controls, is Controlled by, or is under common Control of, that a Party or any of its subsidiaries.
1.2    “[***]” means [***] and its predecessors, successors, and Affiliates that are not Excluded Entities, and subject to provisions of Sections 3.2 through 3.4.
1.3    “[***] Third Parties” means, except for Excluded Entities, [***]’s customers, buyers, sellers, users, developers, manufacturers, vendors, suppliers, value-added resellers, OEMs, and/or distributors of the Licensed Products.
1.4    “Claim” shall mean any judicial, administrative or other proceeding, or hearing of any kind in any jurisdiction or before any government agency, as well as any and all actions, causes of action, costs, damages, debts, demands, expenses, liabilities, losses, obligations, proceedings, and suits of every kind and nature, liquidated or unliquidated, fixed or contingent, in law, equity, or otherwise, and whether presently known or unknown.
1.5    “Control” means the possession, directly or indirectly, solely or jointly, of the power to direct or cause the direction of management, actions or policies of a legally recognizable entity, whether through the ownership of voting shares, by contract, or otherwise. “Change of Control” shall mean any change in the foregoing such that Control of an entity is no longer with the same entity or entities as on the Effective Date.
1.6    “End User” means a Person that uses Licensed Products for such Person’s own internal purpose and not for distribution to others.
1.7    “Excluded Entity” means (a) any entity, including a Related Entity or successor of the Persons identified in Exhibit A to this Agreement, (b) any entity, including a Related Entity or successor of an entity in litigation with Finjan related to the Finjan Patents as of the Effective Date, provided that such entity is still in litigation with Finjan at the point in time as it would otherwise be covered by the license grant in Section 3.1 and (c) any entity, including a Related Entity or successor of an entity that is in litigation with Finjan related to the Finjan Patents before (i) there is a definitive merger/acquisition term sheet executed involving [***] or (ii) there is a public announcement or disclosure that such entity will, (1) be acquired by [***] or (2) acquires [***], provided that such entity is still in litigation with Finjan at the point in time as it would otherwise be covered by the license grant in Section 3.1.

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission.

1.8    “Field of Use” means products or services including security and storage related software and hardware technologies utilized in consumer and enterprise applications.
1.9    “Finjan” means Finjan, Inc. and its predecessors, successors and Affiliates.
1.10    “Finjan Patents” means (a) all Patent Rights that are owned or controlled by Finjan as of the Effective Date, or acquired within three years of the Effective Date that relate to security and storage related software and hardware technologies utilized in consumer and enterprise applications; and (b) all divisions, renewals, extensions, continuations, continuations-in-part, reissues and re-examinations of the Patent Rights in (a). For purposes of this definition, a patent or patent application is deemed to be owned or controlled by Finjan if Finjan has the right to assert a claim of infringement or grant a license under such patent or patent application.
1.11    “Licensed Products” means past, present and future products that are natural follow-ons, updates, upgrades, or extensions thereof and services by or on behalf of [***] for products and services that [***] provides, that, in the absence of a license granted pursuant to the License Agreement, would infringe, either directly or indirectly, in whole or in part, any of the Finjan Patents.
1.12    “Party” means, as applicable, Finjan, and [***] individually.
1.13    “Parties” means Finjan and [***] collectively.
1.14    “Patent Rights” means all classes or types of patents (including without limitation originals, divisions, continuations, continuations-in-part, extensions or reissues), and applications for these classes or type of patents, in the U.S.
1.15    “Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or other entity or organization.
1.16    “Related Entity” means with respect to an Excluded Entity, (a) any Person that directly or indirectly through one or more entities Controls, is Controlled by or is under common Control with an Excluded Entity, or (b) any other Person that is deemed to be an affiliate of an Excluded Entity under the interpretation of the U.S. Securities Exchange Act of 1934, as amended.
1.17    “Term” shall mean until the date of expiration of the last Finjan Patent, or the date of written notice of Termination under Section 12.11.

2.	SETTLEMENT PAYMENT
2.1    Payment: [***] shall pay to Finjan the sum of USD $3,650,000, which shall be paid as follows: (a) $1,000,000 to be paid on or before December 31, 2015, (b) $1,650,000 to be paid on or before July 1, 2016, and (c) 1,000,000 to be paid on or before May 31, 2016. [***] shall make this payment via wire transfer in immediately available funds to the following account for the benefit of Finjan, Inc.:
Pay to: Silicon Valley Bank
Bank Address: 3003 Tasman Drive, Santa Clara, CA 94054, USA
Account Name: Finjan, Inc.
Finjan's Address: 2000 University Ave., E. Palo Alto, CA 94303
Routing & Transit #: [***]
Swift Code: [***]
Final Credit Account#: [***]
By Order of: [Name of Sender]

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 2

Finjan hereby designates the following contact as someone that [***] or its Affiliates may contact to verify the above information in relation to completing the wiring of the consideration to Finjan, Inc.:
Julie Mar-Spinola Manager, Finjan, Inc.
2000 University Ave., Suite 600
E. Palo Alto, CA 94303, USA
[***]@finjan.com; (650) 282-3228
2.2    Taxes. Each Party is responsible for reporting and paying its own income taxes, corporate taxes and applicable franchise taxes imposed on such Party as a result of the payment or transactions contemplated by this Agreement. The payment specified in Section 2.1 shall be the total amount paid by [***] to Finjan, without any additional amounts due or paid as a result of any present and future taxes (including any income taxes, sales taxes, use taxes, stamp taxes, value added taxes, property taxes and all other taxes, duties or imposts) that may be imposed by any taxing authority on Finjan in relation to this Agreement. Payment of any and all such taxes shall be the sole responsibility of Finjan, Inc.
2.3    No Admissions. This Agreement is the result of a compromise and resolution to avoid the expense and risk of resolving any dispute through any litigation. Nothing in this Agreement shall be deemed as an admission to any party of any fact, wrongdoing, liability, infringement or non-infringement, of the validity or invalidity, or enforceability or non-enforceability of any of the Finjan Patents or any position taken or proposed to be taken in any proceeding. A Party’s participation in this Agreement, its agreement to any term of this Agreement, and any action taken by Finjan or [***] pursuant to this Agreement:
(a)    does not constitute and shall not be construed as an admission of liability or as a concession by Finjan or [***] that any Claim or defense asserted by Finjan or [***] is valid; and
(b)    shall not be offered or admitted in evidence in any legal proceeding between Finjan and [***] other than a proceeding to enforce rights and obligations arising out of this Agreement or as permitted pursuant to Section 8.
2.4    Validity, Enforceability and Infringement. [***] covenants, represents and warrants that it shall not contest, assist, provide funding or participate in any way in a contest of the infringement, validity and/or enforceability of the Finjan Patents in any forum, domestic or foreign, including the Federal Trade Commission, the United States Patent and Trademark Office and/or the International Trade Commission and their foreign equivalents; provided, however, that this Section 2.4 shall not apply (a) to actions taken in response to a Finjan assertion of infringement by any products or methods that are licensed under Section 3 against [***] or any other party licensed under Section 3, (b) to required actions taken in response to a subpoena, court order, government directive, or an equivalent of the foregoing so long as [***] resists or narrows the required actions; or (c) in the event of material breach of this Agreement by Finjan.

3.	LICENSES
3.1    License Grant. Finjan hereby grants to [***] a nonexclusive, irrevocable (except in the case of non-payment by [***]), worldwide license under Finjan Patents during the Term to make, have made, use, sell, offer to sell, import and otherwise dispose of any and all Licensed Products, alone and in combination with other [***] products and services and/or products and services from [***] Third Parties, in the Field of Use.
For clarity:

(a)    the license granted under this Section 3.1 does not apply to any Excluded Entity.
(b)    the license granted under this Section 3.1 includes the right of [***] Third Parties, direct or indirect, to use, sell, offer for sale, import, or otherwise dispose of Licensed Products worldwide, regardless of the jurisdiction in which such Licensed Products were first sold or manufactured, to the same extent that the Finjan Patents

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 3 in such Licensed Products would be deemed to have been exhausted under United States law if such Licensed Products were first sold in the United States;
(c)    no right is granted to transfer, or to sub-license, or to grant any rights under this Agreement to any third party, except as specifically set forth herein; and
(d)    the license granted under this Section 3.1 includes and applies without limitation to Licensed Products that consist of licensed software, including where such software is distributed to End Users by providing a single master copy of such software to a distributor or other agent and authorizing such agent to reproduce such software in substantially identical form and distribute it as a product of [***].
3.2 Acquisition of [***]. In the event that [***] is acquired by or merged with another entity (an “Acquiring Entity”), who is not an Excluded Entity, the license grant under Section 3.1 for the Finjan Patents shall only extend to products, services or methods of the Acquiring Entity when used in combination with one or more Licensed Products, as long as that Acquiring Entity’s annual revenues, whether in security or not, do not exceed $200,000,000. Except as set forth in the previous sentence, the license granted under Section 3.1 shall not apply to the Acquiring Entity’s products or services which existed at the time of acquisition or future generations thereof, which in the absence of a license directly from Finjan, would infringe, either directly or indirectly, in whole or in part, any of the Finjan Patents. If after an acquisition, there is a desire to extend [***]’s license to include the Acquiring Entity’s products, upon request, Finjan will negotiate such extension in good faith. For avoidance of doubt, until the parties reach agreement, the Acquiring Entity’s products are not Licensed Products.
3.3 Acquisitions by [***]. If (a) an entity is acquired by [***] or a [***] Affiliate or otherwise becomes an Affiliate after the Effective Date, and (b) this entity is not an Excluded Entity or (c) this entity has annual revenues of $150,000,000 or less; then the license granted under Section 3.1 shall extend to this entity (a “New Affiliate”).
3.4 Reservation of Rights. Any and all rights not expressly granted in this Agreement with respect to the Finjan Patents, including, without limitation, the right to enforce the Finjan Patents against third parties and collect royalties and/or damages in connection therewith, are hereby reserved and retained exclusively by Finjan.
3.5 Scope Savings Clause. In the event that Finjan does not have the right to grant a license, covenant or release under any particular Finjan Patent of the scope of the licenses, covenants, and releases set forth in this Agreement, then the license, covenant, or release granted herein shall be of the broadest scope within the scope of the rights set forth herein that Finjan has the right to grant.

4.	COVENANT NOT TO SUE
Finjan covenants and agrees that it will not assert any Claim against [***] or any other entity licensed under Section 3 for direct, induced, indirect, or contributory infringement under the Finjan Patents by any products or methods that are licensed under Section 3, unless [***] or such other entity breaches this Agreement. The foregoing covenants are personal to each Party and are not transferable or assignable except as expressly set forth in this Agreement.

5.	RELEASES
5.1    Release by Finjan.
(a)    Release of [***]. Finjan does hereby irrevocably and permanently release and forever discharge [***], and each of its officers, directors, employees, agents, predecessors, successors, Affiliates, assigns and attorneys from any and all actions, claims, demands, losses, liabilities, or causes of action of any nature whatsoever, at law or in equity, whether asserted or un-asserted, whether known or unknown, on account of any action, inaction, matter, thing, or event, that occurred or failed to occur at any time in the past, from the beginning of time through and including the Effective Date, including relating to alleged infringement of the Finjan Patents.

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 4

(b)    Release of [***] Third Parties. Finjan does hereby irrevocably and permanently release and forever discharge [***] Third Parties regarding [***]’s Licensed Products from any and all actions, claims, demands, losses, liabilities, or causes of action of any nature whatsoever, at law or in equity, whether asserted or un-asserted, whether known or unknown, that are based in any way on any acts that would have been licensed under this Agreement had it previously been in effect.
5.2    Statutory Acknowledgement. Finjan expressly waives the benefits of any statutory provision or common law rule that provides, in sum or substance, that a release does not extend to claims that the party does not know or expect to exist in its favor at the time of executing the release, which if known by it, would have materially affected its settlement with the other party. In particular, but without limitation, Finjan expressly waives the provisions of California Civil Code § 1542, which reads:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
5.3    Indirect Claims. The Parties expressly understand that both direct and indirect breaches of this Section 5 are proscribed, provided that a Party alleging any such breach must notify the other Party in writing of such alleged breach and provide such Party thirty (30) calendar days to cure any such breach so that, for clarity, if any such alleged breach is so cured, it shall be deemed not to have occurred. Finjan and [***] each covenants and agrees that it will not institute or prosecute, against the other, any action or other proceeding based in whole or in part upon any Claims released by this Agreement. Further, Finjan and [***] each agrees that it will not authorize or solicit the commencement or prosecution against the other or any other Person released hereunder of any action or other proceeding based in whole or in part upon any Claims released by this Agreement.

6.	WARRANTY DISCLAIMERS AND LIMITATIONS OF LIABILITY
6.1    EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT, THE PARTIES MAKE NO EXPRESS REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE.
6.2    Any warranty made by [***] to its customers, users of its products or any third parties are made by [***] alone and shall not bind Finjan or be deemed or treated as having been made by Finjan, and service of any such warranty shall be the sole responsibility of [***].
6.3    FINJAN SHALL NOT BE LIABLE TO [***], ITS AFFILIATES, [***] THIRD PARTIES, RELATED ENTITIES, CUSTOMERS, BUYERS, SELLERS, USERS, DEVELOPERS, MANUFACTURERS, VALUE-ADDED RESELLERS, OEMS, AND/OR DISTRIBUTORS OF ANY [***] PRODUCT, OR ANY OTHER THIRD PARTIES, FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, ANY DAMAGE OR INJURY TO BUSINESS EARNINGS, PROFITS OR GOODWILL SUFFERED BY ANY PERSON OR ENTITY ARISING FROM ANY USE OF FINJAN’S PATENTS, EVEN IF FINJAN IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. [***] SHALL NOT BE LIABLE TO FINJAN, ITS AFFILIATES, RELATED ENTITIES, CUSTOMERS, BUYERS, SELLERS, USERS, DEVELOPERS, MANUFACTURERS, VALUE-ADDED RESELLERS, OEMS, AND/OR DISTRIBUTORS OF ANY [***] PRODUCT, OR ANY OTHER THIRD PARTIES, FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, ANY DAMAGE OR INJURY TO BUSINESS EARNINGS, PROFITS OR GOODWILL SUFFERED BY ANY PERSON OR ENTITY ARISING FROM ANY USE OF FINJAN’S PATENTS, EVEN IF [***] IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.	ASSIGNMENTS AND TRANSFERS
7.1    Transfers by Both Parties. Neither Party shall have the right to assign or transfer this Agreement or the rights, entitlements or protections granted to it hereunder, including by operation of law, without the prior written

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 5 consent of the other Party, which shall not be unreasonably withheld or delayed, except that no such consent shall be required in connection with assignment to, merger with or acquisition of a Party or sale of a Party’s business unit or assets by an entity who is not an Excluded Entity. Notwithstanding the foregoing, a Party shall provide written notification to the other Party of such assignment or transfer at least 30 days prior to such event or as prompt as possible based upon any governing legal or securities based regulatory body’s regulations or requirements.
7.2    Transfers by [***]. In no event may [***] assign or transfer this Agreement or the rights, entitlements or protections granted to it hereunder, including by operation of law to an Excluded Entity.
7.3    Successor and Assigns. The terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.
7.4     Transfers by Finjan. Notwithstanding Section 7.1 should Finjan be acquired or sell any of the Finjan Patents, such sale must be made subject to the terms of this Agreement. For the avoidance of doubt, Sections 3 through 5 of this Agreement shall run with the title of the Finjan Patents.

8.	CONFIDENTIALITY OF THIS AGREEMENT
8.1    The Parties shall keep the terms of this Agreement confidential and shall not now or hereafter divulge these terms to any third party except:
(a)    with the prior written consent of the other Party;
(b)    as otherwise may be required by applicable law, regulation or order of a governmental authority of competent jurisdiction (and to legal counsel, insurers, accountants, banks, and financial sources and advisors as is reasonably required in connection with compliance with such law, regulation or order), provided that (i) before such disclosure, written notice must be given to, and receipt acknowledged by, the non-disclosing party allowing it to determine whether such disclosure should be protected from public disclosure, and (ii) it is disclosed subject to an ethical obligation of confidentiality or pursuant to a confidentiality agreement;
(c)    without limiting Section 8.1(f) and Section 10.1, as may be required in litigation subject to any court-entered protective orders limiting disclosure for use in the subject litigation;
(d)    to counterparties, legal counsel, insurers, accountants, banks, and financing sources and their advisors, if reasonably required in connection with undertaking corporate or financial transactions, provided it is disclosed subject to an ethical obligation of confidentiality or pursuant to a confidentiality agreement; or
(e)    [***] may disclose that it has a license to the Finjan Patents to any actual or potential [***] Third Party or Acquiring Entity provided that [***] shall not disclose any of the specific terms of this Agreement without Finjan’s prior written consent; or
(f)    as required to enforce the terms of this Agreement in a legal proceeding.
8.2    Notwithstanding the confidentiality obligations in this Agreement, each Party acknowledges and agrees that the other Party may comply with its securities disclosure obligations under applicable laws and regulations including referencing or disclosing this Agreement and any of its statements as required (each such disclosure as to this Agreement or any of its Exhibits, a “Securities Disclosure”) subject to the provisions of this Section 8.2. In making a Securities Disclosure, each Party agrees to act in good faith to maintain the confidentiality of this Agreement, each provision hereof, and each Exhibit hereto, to the greatest extent reasonably possible, consistent with all legal and regulatory obligations. Finjan further agrees that, unless required by law, regulation, or order of court, Finjan will not specifically associate [***]’s name as a licensee with the amount of the License Fee in its disclosures.

9.	REPRESENTATIONS TRANSACTIONS AND WARRANTIES; COVENANTS; SHAM TRANSACTIONS

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 6

9.1    Representations and Warranties.    Each Party represents, warrants and covenants that it is duly existing; that it has the full power and authority to enter into this Agreement and bind its Affiliates hereto; that there are no other persons or entities whose consent to this Agreement or whose joinder herein is necessary to make fully effective the provisions of this Agreement; that this Agreement does not and will not interfere with any other agreement to which it is a party; and that it will not enter into any agreement the execution or performance of which would violate or interfere with this Agreement. Each natural person executing this Agreement represents, warrants, and acknowledges that he or she is authorized and legally empowered to execute this Agreement on behalf of every Person for whom he or she purports to act.
9.2    Representation and Warranty Related to Releases. Finjan represents and warrants that it has not sold, assigned, transferred, hypothecated, pledged, or encumbered, or otherwise disposed of, in whole or in part, voluntarily or involuntarily, any Claims purported to be released by this Agreement.
9.3    Representations, Warranties and Covenants by Finjan. Finjan represents, warrants and covenants that: (a) Finjan, Inc. is the sole and exclusive owner of all rights, title, and interest in current Finjan Patents, including all rights to recover for alleged infringement of the same; (b) it has the full right and authority to enter into this Agreement and make representations on behalf of itself and its Affiliates and shall comply with and grant, and cause their Affiliates to comply with and grant, all necessary rights, licenses, and releases to effect this Agreement, and all other terms and conditions of this Agreement, and shall be directly liable to [***] for any breach of this Agreement; (c) no other Person has a community property or any other right, title, or interest in or to any of the Finjan Patents; (d) Finjan has not entered into and shall not enter into any agreement that would interfere with, prevent, or otherwise impair the full exercise of all rights granted in this Agreement.
9.4    Representations, Warranties and Covenants by [***]. [***] represents, warrants and covenants that it has not been a party to any reexamination proceedings challenging the validity of the Finjan Patents and has not provided any prior art to a challenging party prior to the Effective Date of this Agreement.
9.5    Limitations. Nothing in this Agreement is or shall be construed as: (a) a warranty or representation by Finjan as to the validity, scope or enforceability of the Finjan Patents; (b) any warranty or representation by Finjan that anything made, used, sold, licensed, offered for sale, offered for license or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties; (c) an obligation on the part of Finjan to bring or prosecute actions or suits against third parties for infringement; (d) an obligation to proceed with the prosecution of any pending patent application or maintenance of any patent; or (e) granting by implication, estoppel or otherwise any licenses under patents owned by Finjan except as specifically defined in Section 3 and Section 4 of this Agreement.
9.6    No Rescission if any Finjan Patents Determined Invalid or Unenforceable. In the event that all claims of the Finjan Patents are declared invalid, [***] shall not be entitled to any return of any payments made prior to such declaration. [***]’s.
9.7    No Sham Transactions.
(a)    Finjan represents and warrants to [***] that Finjan has not, in anticipation of this Agreement or one of a similar nature, participated in any transaction or series of transactions where a substantial purpose or result of such transaction(s) is (or was) to avoid, with respect to one or more Finjan Patents, extending to [***], its Affiliates, and [***] Third Parties the licenses and other benefits of this Agreement that [***] otherwise would have enjoyed with respect to such Finjan Patents. Furthermore, Finjan shall not participate in, any such transaction following the Effective Date.
(b)    [***] represents and warrants to Finjan that [***] has not, in anticipation of this Agreement or one of a similar nature participated in any transaction or series of transactions where a substantial purpose and result of such transaction(s) is (or was) to extend the Finjan license and covenant not to sue to any other party not intended to be covered by this Agreement. Furthermore, [***] shall not participate in any such transaction following the Effective Date.

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 7

10.	ENFORCEMENT OF AGREEMENT
10.1    Pleading Agreement; Recovery of Attorneys’ Fees. This Agreement may be offered in evidence and pleaded as a full and complete defense to any Claims that may be instituted, prosecuted, or attempted in breach of this Agreement. In any such action, and in any action to enforce this Agreement, the prevailing Party may recover its reasonable attorneys’ fees and costs.
10.2    Injunctive Relief. The Parties acknowledge and agree that: (a) any breach of this Agreement may result in immediate and irreparable injury for which there is no adequate remedy available at law; and (b) in addition to any other remedies available, specific performance and injunctive relief are appropriate remedies to compel performance of this Agreement, without the necessity of posting a bond or making a showing of irreparable harm.
10.3    Failure to Pay; Breach of Section 2.4. In the event that [***] fails to make timely payments pursuant to Section 2.1 of this Agreement, the Parties agree that the covenant not to sue, releases, and licenses expressed herein are hereby rescinded.

11.	NOTICES
Notices under this Agreement shall be sent by overnight mail, return receipt or other proof of delivery requested, overnight courier, fax or E-mail to the following:

If to [***] Corporation:
Attention: [***]
[***]
[***]
[***]
Email: [***]
With copy to:
Karineh Khachatourian, Esq.
Duane Morris
2475 Hanover Street
Palo Alto, CA 94304
Email: karinehk@duanemorris.com

If to Finjan, Inc.:
Finjan, Inc.
Julie Mar-Spinola
Manager, Finjan, Inc.
2000 University Ave., Suite 600
E. Palo Alto, CA 94303, USA
[***]@finjan.com; (650) 282-3228
With copy to:
Phil Hartstein
Finjan Holdings, Inc.
President & CEO
2000 University Ave., Suite 600

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 8

E. Palo Alto, CA 94303, USA
[***]@finjan.com

12.	GENERAL PROVISIONS
12.1     Independent Counsel. Each Party warrants to the other Parties that it has carefully read this Agreement, knows its contents, and has freely executed it. Each Party, by execution of this Agreement, represents that such Party has reviewed each term of this Agreement with that Party’s legal counsel and that such Party will not deny the validity of any term of this Agreement on lack of advice of counsel.
12.2     Entire Agreement. This Agreement is an integrated document representing the entire understanding between the Parties with respect to the subject matter of this Agreement. The Parties agree that this Agreement supersedes and supplants all prior or contemporaneous agreements, proposals, or understandings, whether written or oral, between them with respect to the same subject matter.
12.3     Amendments. This Agreement may not be modified, amended, supplemented, or repealed except by written agreement executed by duly authorized representatives of the Parties, expressly stating that it is the intention of the Parties to modify this Agreement.
12.4     Governing Law. This Agreement shall be interpreted in accordance with and governed by federal law, where applicable, and the laws of the State of California. All disputes and litigation regarding this Agreement and matters connected with its performance shall be subject to the exclusive jurisdiction of the state and federal courts of the State of California, and each party irrevocably consents and submits to personal jurisdiction in those courts for purposes of this Agreement.
12.5     Construction. This Agreement shall be construed in all respects as jointly drafted and shall not be construed, in any way, against any Party on the ground that the Party or its counsel drafted this Agreement. As used in this Agreement, the term “including” and terms of like import shall be interpreted as terms of explication as if followed by the words “without limitation”. The term “such as” means “such as without limiting the generality of the foregoing.” The division of this Agreement into Articles and Sections and the insertion of headings are for convenience or reference only and shall not affect the construction or interpretation of this Agreement. The terms “hereof, “hereunder”, “herein”, and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections and Schedules are to Articles and Sections of, and Schedules to, this Agreement.
12.6     No Waiver. No waiver of, failure of a Party to object to, or failure of a Party to take affirmative action with respect to any default, term, or condition of this Agreement, or any breach thereof, shall be deemed to imply or constitute a waiver of any other like default, term, or condition of this Agreement or subsequent breach thereof.
12.7     Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. If the signature of any person is provided by facsimile, the facsimile signature shall be deemed effective as and when provided, but the original of that signature shall be provided as soon as practical thereafter, to be included with the original instrument.
12.8     United States Bankruptcy Code Section 365(n). All rights and licenses granted under or pursuant to this Agreement by Finjan are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code or any applicable foreign equivalent. Finjan agrees that [***], as a licensee of rights under this Agreement, will retain and fully exercise all of its respective rights and elections under the United States Bankruptcy Code or the applicable foreign equivalent.
12.9     Patent Inquiries. Finjan shall, upon a written request from [***] sufficiently identifying any patent or patent application, inform [***] as to the extent to which said patent or patent application is subject to the licenses and other rights granted under this Agreement.

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 9

12.10    Termination. If [***] (a) breaches the payment obligations of Section 2.1, or (b) materially breaches this Agreement in any other way and does not cure such breach within ten (10) business days after receipt of written notice from Finjan, then this Agreement may be terminated upon written notice by Finjan.
12.11    Severability. If any provision or portion of a provision of this Agreement is held by a court of competent jurisdiction to be unenforceable or invalid under any applicable statute or rule of law, such court is authorized to modify such provision to the minimum extent necessary to make it enforceable and valid, and the remaining provisions or portions of provisions of this Agreement shall in no way be affected or impaired thereby.
[Signature Page Follows]

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 10

IN WITNESS WHEREOF, Finjan, Inc., and [***] have executed this Agreement effective as of the Effective Date.

FINJAN, INC.

By:		Date:
Julie Spinola
Manager

[***]

By:		Date:
Name:	[***]
Title:	CEO

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 11

Exhibit A

EXCLUDED ENTITIES

Blue Coat
FireEye
Palo Alto Networks
Proofpoint
Sophos
Symantec

DM2\6357259.9

Confidential Treatment has been requested for portions of this document marked as “[***]”. A complete version of this document has been filed separately with the Securities and Exchange Commission. 12